UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2007

REDDY ICE HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On February 22, 2007, Reddy Ice Holdings, Inc. (the “Company”) issued a press release to announce its financial results for the quarter and year ended December 31, 2006.  The earnings press release is contained in Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.              Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2007, the Company issued a press release to announce changes in executive management of the Company.  Effective May 17, 2007, William P. Brick, currently the Company’s Chairman and Chief Executive Officer, will assume the position of Executive Chairman, Jimmy C. Weaver, currently the Company’s President and Chief Operating Officer, will assume the position of Chief Executive Officer and President, and Raymond D. Booth, currently the Company’s Senior Vice President for Mid-Atlantic Operations, will assume the position of Chief Operating Officer and Executive Vice President.

Mr. Weaver, age 53, began his career with Reddy Ice Corporation in September 1996 and was President through its acquisition by Packaged Ice, Inc. in May 1998.  He served as Chief Operating Officer and Executive Vice President of Packaged Ice until January 2001 and as President and Chief Operating Officer until its acquisition by Reddy Ice Holdings, Inc. in August 2003 and has continued in that role until the present.  Mr. Weaver is also a member of the Company’s Board of Directors.  Prior to joining Reddy Ice, Mr. Weaver was Vice President of Sales and Marketing of Booth/Crystal Tips, a division of Scotsman Industries, which produced and sold ice making equipment.

Mr. Booth, age 55, has served as Senior Vice President for the Company’s Mid-Atlantic Operations since July 2003.  Mr. Booth has extensive experience of more than 30 years in manufacturing and distribution businesses.  Mr. Booth served in various senior management positions, including Senior Vice President, of Country Fresh, LLC, one the of the Midwest’s largest dairy products providers.  Country Fresh merged with Suiza Foods in November 1997, and Mr. Booth became Suiza’s Senior Vice President of Operations in January 1999.  He served in that capacity until January 2001 when he became President of Suiza’s Country Fresh division.  Mr. Booth served in that capacity until December 2002 when he started his own consulting company.

The press release is contained in Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1†	Press Release dated February 22, 2007.

99.2†	Press Release dated February 22, 2007.

†                                                      Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       February 22, 2007

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer